February 12, 2016
BNY MELLON FUNDS TRUST
- BNY Mellon Money Market Fund

Supplement to Prospectus
 dated December 31, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Shareholders of record at the close of business on February 19, 2016 will be asked to vote on a change to one of the fund's Fundamental Policies at a special meeting of shareholders to be held on or about April 11, 2016.  The proposed change to the Fundamental Policy will enable the fund to change its investment policy so that the fund may comply with the definition of "government money market fund," as described below.  The changes to the fund's name and investment strategy described below will not be implemented without shareholder approval of the Fundamental Policy change.  If shareholders approve the change to the Fund's Fundamental Policy, the changes described below will take effect on or about May 1, 2016 (the "Effective Date").
As of the Effective Date, the fund's name will change to:
BNY Mellon Government Money Market Fund
As of the Effective Date, the following will replace the information in the section entitled "Fund Summary—BNY Mellon Money Market Fund—Principal Investment Strategy" and the second and third paragraphs in the section entitled "Fund Details—Goal and Approach—BNY Mellon Money Market Fund" in the prospectus:
The fund is a "government money market fund."  As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.  As a government money market fund, the fund must invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.  To pursue its goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government and repurchase agreements in respect of such securities.  The securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in which the fund will invest include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.
As of the Effective Date, the fund will no longer be subject to "Banking industry risk," "Foreign investment risk," "Municipal securities risk" and "Regulatory risk" as principal risks described in the sections entitled "Fund Summary—BNY Mellon Money Market Fund—Principal Risks" and "Fund Details—Principal and Additional Risks" in the prospectus.